UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 3, 2004

Date of Report (Date of earliest event reported)

MAXIM PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in charter)

Delaware	1-14430	87-0279983
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8899 UNIVERSITY CENTER LANE, SUITE 400
SAN DIEGO, CALIFORNIA 92122

(Address of principal executive offices, including zip code)

(858) 453-4040

(Registrants telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)           Exhibits

99.1         Press Release, dated February 3, 2004

Item 12. Results of Operations and Financial Condition.

On February 3, 2004, we issued a press release announcing our unaudited financial information for the first quarter of fiscal year 2004.  The text of this press release is set forth as Exhibit 99.1 and incorporated herein by reference.

In accordance with general instructions B.6 of Form 8-K, the information in this report, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section.  The information in this report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIM PHARMACEUTICALS, INC.

DATE: FEBRUARY 4, 2004	BY:	/S/ ANTHONY E. ALTIG
Anthony E. Altig,
Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer duly authorized to sign on behalf of the registrant)

INDEX TO EXHIBITS

99.1                           Press Release, dated February 3, 2004